UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 14, 2008

The Resourcing Solutions Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-52740	83-0345237
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7621 Little Ave., Suite 101, Charlotte, North Carolina	28226
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (704) 643-0676

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

Resignation of Peter C. Cosmas, CPAs, independent registered public accountants

On January 31, 2008 The Resourcing Solutions Group Inc. (the “Company”) was notified that Peter C. Cosmas, CPAs, independent registered public accountants (“Cosmas”), resigned as independent registered public accountants for the Company.

On Feb 6, 2008, the Company engaged new auditors as its independent accountants to audit its financial statements and the Company’s Board of Directors approved the change of accountants to Demetrius & Company L.L.C.

The audit reports of the Former Auditor on the financial statements of the Company for the two most recent fiscal years of 2006 and 2005 and through the date of this Current Report did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.  The Company’s auditors have expressed a going concern opinion in their audit reports for 2006 and 2005. Management acknowledged the basis for the going concern opinion, given the Company’s net losses and working capital deficits.

In connection with the audit of the Company's financial statements for the two most recent fiscal years of 2006 and 2005 and through the date of this Current Report, there were: (i) no disagreements between the Company and the Former Auditor on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of the Former Auditor, would have caused the Former Auditor to make reference to the subject matter of the disagreement in their reports on the Company's financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has engaged the firm of Demetrius and Company LLC as of January 31, 2008. During the last two fiscal years and subsequent interim periods preceding its engagement, Demetrius and Company LLC, was not consulted on any matter relating to accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements.

The Company has provided the Former Auditor a copy of the disclosures in this Form 8-K and has requested that the Former Auditor furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not the Former Auditor agrees with the Company's statements in this Item 4.01. A copy of the letter dated December 31, 2007 furnished by the Former Auditor in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 16.1 - Letter from Peter C. Cosmas Co., CPAs, independent registered public accountants

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Resourcing Solutions Group, Inc.

Date: February 14, 2008	By:	/s/ Gary Musselman
Gary Musselman
President